EXHIBIT 5.2
                                                                     -----------



                                STIKEMAN ELLIOTT

                           --------------------------

              Stikeman Elliott LLP          Barristers & Solicitors
   1155 Rene Levesque Blvd. West, 40th Floor, Montreal Quebec, Canada H3B 3V2
        Tel: (514) 397-3000     Fax: (514) 397-3222     www.stikeman.com


                                                June 12, 2003



TO:      Abitibi-Consolidated Inc.

AND:     Abitibi-Consolidated Company of Canada

RE: REGISTRATION STATEMENT ON FORM F-9

Dear Sirs:

         We hereby consent to the references to us and the use of our name in the registration statement of Abitibi-Consolidated Company of Canada and of Abitibi-Consolidated Inc. (collectively, the "Registrants") on Form F-9 (File No. 333-14110) and the registration statement of the Registrants on Form F-9 filed the date hereof (collectively, the "Registration Statements") and the short-form shelf prospectus dated November 20, 2001, as amended by Amendment No. 1 dated June 12, 2003 (the "Prospectus"), of the Registrants included in the Registration Statements.

         In giving this consent, we do not thereby admit that we come within the category of persons whose consent is required by the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.



         Yours truly,

         /s/ Stikeman Elliott LLP


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